Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002
In connection with the Annual Report on Form 20-F of Acasti Pharma Inc. (the "Company") for the fiscal year ended February 29, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mario Paradis, Principal Financial Officer of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 30, 2016

/s/ Mario Paradis
Name: Mario Paradis
Title: Principal Financial Officer